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                                                                    EXHIBIT 23.3












               CONSENT OF KPMG PEAT MARWICK, INDEPENDENT AUDITORS
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               CONSENT OF KPMG PEAT MARWICK, INDEPENDENT AUDITORS

The Board of Directors
Southwest National Corporation

We consent to the use of our report, incorporated herein by reference, and to the reference to our firm under the heading "Experts" in the Joint Proxy Statement/Prospectus, with respect to the consolidated financial statements of Southwest National Corporation and subsidiary as of December 31, 1997 and 1996, and for each of the years in the three-year period ended December 31, 1997.

                                                  /s/  KPMG PEAT MARWICK


Pittsburgh, Pennsylvania
September 3, 1998